Exhibit 99.2

READY CAPITAL AND BROADMARK REALTY CAPITAL ANNOUNCE DEFINITIVE MERGER AGREEMENT February 27, 2023

Disclaimer 2 These materials and any presentation of which they form a part are neither an offer to sell, nor a solicitation of an offer t o p urchase, an interest in Ready Capital Corporation (“Ready Capital,” “RC,” or the “Company”). Neither the Company nor any of its representatives or affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and Company and its representatives disclaim all liability to the recipient relating to, or resu lti ng from, the use of this information. Nothing contained in this document is, or shall be relied upon as a promise or representation as to the past, current or future perfo rma nce of Company. There is no guarantee that any of the estimates, targets or projections illustrated in these materials and any presentation o f w hich they form a part will be achieved. Any references herein to any of the Company’s past or present investments or its past or present performance, have been provided for illustrative purposes only. It should not be assumed that these investments were or will be profitable or that any future investments by the Company will be profit abl e or will equal the performance of these investments. Past performance is not indicative of future results and there can be no assurance that the Company will achieve comparable r esu lts in the future. This presentation contains statements that constitute "forward - looking statements," as such term is defined in Section 27A of the Securities Act o f 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided b y t he same. These statements are based on management’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cau se actual results to differ materially from those described in the forward - looking statements; the Company can give no assurance that its expectations will be attained. Fac tors that could cause actual results to differ materially from the Company’s expectations include, but are not limited to, the risk that the merger will not be consu mma ted within the expected time period or at all; the occurrence of any event, change or circumstance that could give rise to the termination of the merger agreement; the in ability to obtain stockholder approvals relating to the merger and issuance of shares in connection therewith or the failure to satisfy the other conditions to compl eti on of the merger; risks related to the disruption of management attention from ongoing business operations due to the proposed merger; the effect of the announcemen t o f the proposed merger on the Company’s and BRMK’s operating results and businesses generally; the outcome of any legal proceedings relating to the merger; ap plicable regulatory changes; general volatility of the capital markets; inflationary pressures on the capital markets and the general economy; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of cap ita l; the availability of suitable investment opportunities; changes in interest rates or the general economy; increased rates of default and/or decreased recovery rates o n i nvestments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company’s target assets; risks related to integrating an existing lending platform into our operations; risks related to the origination and ownership of construction loans and other assets, which are typically short - term loans that are subject to additional risks as compared to loans secured b y existing structures or land; risks related to the origination and ownership of bridge loans and other assets, which are typically short - term loans that are subject to high er interest rates, transaction costs and uncertainty on loan repayment; risks relating to any future impact of the COVID - 19 pandemic, including the responses of governme nts and industries, on the real estate sector; and other factors, including those set forth in the Risk Factors section of the Company’s most recent Annual Report o n F orm 10 - K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC’s website, www.sec.gov. The Company under tak es no obligation to update these statements for revisions or changes after the date of this release, except as required by law. This presentation also contains market statistics and industry data which are subject to uncertainty and are not necessarily ref lective of market conditions. These have been derived from third party sources and have not been independently verified by the Company or its affiliates. All material pr esented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. All data is as of December 31, 2022 , u nless otherwise noted. This presentation includes certain non - GAAP financial measures, including Distributable Earnings. These non - GAAP financial measures should be considered only as su pplemental to, and not as superior to, financial measures in accordance with GAAP. Please refer to the Appendix contained in the Company’s most recent Sup plemental Financial Data presentation furnished to the SEC and available at www.sec.gov for the most recent GAAP information.

Agenda I. Ready Capital and Waterfall Asset Management Overview II. Broadmark Realty Capital Inc. Overview III. Transaction Summary and Benefits to Stakeholders

Ready Capital and Waterfall Asset Management Overview

5 Overview of Ready Capital Corporation Overview of Ready Capital • Ready Capital Corporation (NYSE: RC) (“Ready Capital”) is a multi - strategy real estate finance company that acquires, originates and services lower - to - middle market commercial real estate loans (“CRE”) • Lends to both investors in and owner occupants of lower - to - middle market CRE assets • Ready Capital offers full life cycle financing from construction to agency take - out • Ready Capital is the 6th 1 largest commercial mortgage REIT • Headquartered in New York, NY, Ready Capital employs over 600 lending professionals nationwide and is externally managed and advised by Waterfall Asset Management, LLC (“Waterfall”) Investment Portfolio Breakdown 2,3 Source: Company Website; Management. 1. Based on total shareholders’ equity as of most recently reported financial period. 2. Portfolio and financial metrics as of December 31, 2022; market data as of February 24, 2023. 3. Assets include loans, MBS, servicing assets, JV investments, real estate owned and purchased future receivables. 4. Distributable return on equity is an annualized percentage equal to distributable earnings over the average monthly total sto ckholders’ equity for the period. Key Statistics 2 12.8% Dividend Yield $1,890 million Total Equity 11.9% 4 Return on Equity 2,237 CRE Loans 99.9% 1st Lien Assets $11,621 million Total Assets $1.4 billion Market Capitalization $15.20 Book Value Per Share 1.5X Recourse Leverage $1.9 million Average Loan Size 5 bps Total Historical Losses $47.2 billion ITD originations Historical Originations ($ in millions) 500 132 171 368 539 354 263 133 235 224 281 404 590 388 3,720 2,964 127 231 416 416 609 400 710 1,103 580 320 130 213 216 217 481 500 $874 $633 $998 $1,401 $1,954 $1,359 $5,753 $5,020 Pre 2016 2016 2017 2018 2019 2020 2021 2022 Fixed Rate Transitional Freddie Other SBA Total 67% 10% 5% 1% 7% 7% 3% Bridge Fixed rate/CMBS Construction Freddie Mac Other Small Business Lending Residential Mortgage Banking

Ready Capital 35% PE 1% ABS 35% Loan 29% Public Pension 34% Corporate Pension 27% Sovereign Wealth 15% Insurance 10% TAFT Hartley 3% Other 11% Waterfall – A Successful & Proven Asset Manager 6 Global alternative asset manager that employs a differentiated relative value approach across structured credit, whole loans, CR E equity and private equity strategies Overview of Waterfall Waterfall Client Base Investment Strategy Total GAV $25.3B ESTABLISHED 2005 SEC Registered Investment Adviser since 2006 FOUNDING PARTNERS Jack Ross and Tom Capasse , founders of Merrill Lynch’s ABS Group in the 1980s ASSETS UNDER MANAGEMENT $11.2 Billion 90% institutional EMPLOYEES 74 investment professionals 179 employees globally OFFICES Headquartered in New York, with offices in London, Dublin and Hong Kong STRATEGIES High yield asset - backed and whole loan strategies, CRE equity, private equity Total AUM $11.2B Assets under Management (“AUM”) Gross Asset Value (“GAV”) Note: Financial data as of December 1, 2022; Employee information as of November 14, 2022.

Broadmark Realty Capital Inc. Overview

Overview of Broadmark Realty Capital, Inc. Company Highlights Company Overview Annual Origination Volume Note: Financial data as of December 31, 2022. 1. Represents LTV as of origination or latest amendment. LTV is measured by the total commitment amount of the loan divided b y t he “as - complete” appraisal. 2. Represents realized losses on the $4.3 billion loans originated since inception. Broadmark Realty Capital, Inc. (NYSE:BRMK) (“Broadmark”) is specialty real estate finance company that specializes in originating and servicing residential and commercial construction loans • Founded in 2010, Broadmark maintains a disciplined investment strategy targeted on the small - to - medium balance CRE finance sector • Focused on high quality sponsors located in growth markets with favorable demographic trends and lending laws • As of December 31, 2022, Broadmark’s portfolio of 202 active loans had approximately $1.4 billion of total commitments and $931 million of principal outstanding • Comprised of 162 unique borrowers in 20 states and the District of Columbia • Shares became publicly traded in late 2019 via a merger with Trinity Merger Corporation, a SPAC • Headquartered in Seattle, WA with 63 employees $4.3 Billion Total Capital Deployed Since Inception 60.6% W.A. LTV 1 $1.4 Billion Active Diversified Loan Portfolio 0.4% De Minimis Historical Principal Loss 2 0.1x Debt - to - Equity $190 Million Total Liquidity 8 $447 $463 $873 $488 2019 2020 2021 2022 ($ in millions )

Broadmark’s Financial Highlights 9 12.9% Weighted Average All - In Portfolio Yield 10.2% Weighted Average Interest Rate 2.7% Weighted Average Upfront Fee Rate Double - Digit Unlevered Yields 60.6% Weighted Average Loan - to - Value 0.4% Cumulative Inception to Date Principal Losses 99.3% Senior Secured Loans High Quality Assets $100MM Fixed Rate Unsecured Debt $1.4B Active Loan Portfolio $0.9B Tangible Equity Strong Capitalization Structure $55MM Cash $190MM Total Liquidity $135MM Undrawn Line of Credit Strong Liquidity Diversified loan portfolio with attractive unlevered yields, industry - leading balance sheet, and strong liquidity to support gro wth in all economic cycles Note: Financial data as of December 31, 2022.

Summary of Broadmark’s Portfolio 10 Portfolio % by Property Type 1 Portfolio % by Loan Purpose 1 Portfolio % by State 1 Active Portfolio Metrics Total Commitment $1.4 billion Number of Active Loans 202 Average Loan Size $7.0 million # of Borrowers 162 % Repeat 1 38.1% W.A. LTV 60.6% W.A. Interest Rate 10.2% W.A. Origination Fees 2.7% W.A. Portfolio Yield 12.9% Lien Position 99.3% Senior Loan Loan Status 73% Current / 27% Default Note: Financial data as of December 31, 2022. 1. Based on commitment size. Loan Size 1 For Sale Residential 35% For Rent Residential 29% Commercial/ Other 17% Horizontal Development 10% Raw Land 9% Vertical Construction 69% Horizontal Development 20% Investment 3% Rehabilitation 3% Land Entitlement 2% Bridge 2% Acquisition 1% Washington 24% Colorado 17% Utah 15% Texas 14% Florida 6% Other 24% 27% 73% <$5M 17% $5 - 10M 15% $10 - 20M 33% $20M+ 35%

Transaction Summary and Benefits to Stakeholders

Transaction Summary 12 1. As of February 24, 2023. Transaction Summary • Stock - for - stock merger between Ready Capital Corporation (NYSE: RC) and Broadmark Realty Capital Inc. (NYSE: BRMK) Merger Consideration • BRMK shareholders will receive stock consideration based on a fixed exchange ratio of 0.47233 • Implied consideration of approximately $787 million paid to BRMK shareholders, or 63 million shares based on financials as of December 31, 2022 • Implied purchase price of 0.85x of BRMK 12/31/2022 tangible book value • Purchase price premium of approximately 41% to BRMK’s closing price on Friday, February 24, 2023 Pro Forma Ownership • RC: ~64% • BRMK: ~36% External Manager • Following consummation of the merger, Ready Capital’s current external manager, Waterfall Asset Management, LLC (“Waterfall”), will continue to serve as the external manager of the pro - forma entity Governance & Social Matters • RC’s senior management team will remain the senior management of the combined company • RC’s board of directors will be increased by three members to be designated by BRMK Required Approvals • Subject to RC and BRMK shareholder approvals and customary closing conditions Expected Closing • Target closing in late Q2 2023

Strategic Combination between RC and BRMK 13 Robust Liquidity Supported by Proven Asset Management and Diversified Access to Funding 3 Highly Synergistic Business Models with Natural Alignment Across Geographies, Products, Sponsors, and Credit Philosophies 1 Opportunity to create a leading non - bank lender to the lower and middle CRE market and the 4 th largest commercial mortgage REIT with total equity capitalization of ~$2.8 billion Proven Acquisition Track Record Provides Long - Term Upside to Shareholders 5 Significantly Increased Scale and Opportunities for Operational Efficiency 4 Strategically and Financially Compelling 2 1 2 3 4 5

Highly Synergistic Business Models 14 • A lower - to - middle market focus provides greater risk - adjusted returns when compared to large balance loans • Portfolio diversity from more granular loan portfolio (vs. commercial peers) • Complementary footprints expand geographic reach without creating concentration issues 1 2 3 4 5 Market Credit ESG Product Combined franchise will leverage geography, product, credit, and ESG alignments to enhance growth and returns across macro and rate cycles. Ability for the combined company to capture economics throughout the full lifecycle of a property and retain sponsor relationship beyond construction and/or bridge stages • Combined entity is focused on lending to high conviction sectors • Alignment of credit mentality with a focus on conservative underwriting for 1 st lien assets located in major markets • Experienced asset management and problem loan resolution capabilities • Focus on affordable and work - force housing as well as providing capital into non - infill locations • Commitment to lending to the most underserved communities • Commitment to diversity across workforce, management and board • Combined focus on construction and bridge loans in top markets to strong sponsors • Complementary offerings expands product reach to capture the full lifestyle of credit assets • Direct sourcing and in - house servicing capabilities

ARI KREF CMTG BXMT STWD TRTX ACRE BRSP FBRT LADR BRMK ABR RC $0 $20 $40 $60 $80 $100 $120 $140 $160 0 200 400 600 800 1000 Average Loan Balance ($MM) Number of Loans Highly Synergistic Business Models (Cont’d) 15 1 2 3 4 5 Geographic Overlap Complementary Products BRMK Concentration >5% and RC <5% RC & BRMK Concentration >5% RC Concentration >5% and BRMK <5% RC Concentration <5% RC Operations RC & BRMK Concentration <5% BRMK Operations • Complementary geographic footprints • Combination creates a national footprint capable of serving customers nationwide Geography • RC and BRMK are both focused on lower - to - middle market lending Competitive Landscape Transitional Tax Exempt Funding Deep Bridge Light Bridge Ground - Up Construction Stabilized CMBS Direct Conventional Agency 1 Freddie Mac SBL 2 Stabilizing Structured Fixed Rate Light Transitional Bridge to Small Balance Agency Source: Company Filings. Note: All loan products are available nationwide and non - recourse. 1. Ready Capital has developed a strategic partnership with a conventional agency provider that possesses licenses for various l end ing programs. 2. Ready Capital is an approved Freddie Mac Optigo ® SBL Lender.

16 Strategically & Financially Compelling 1 2 3 4 5 Benefits to Ready Capital Stakeholders • Synergistic franchises enhance the combined business model and return profile • Highly accretive – estimated low - to - mid teens FY 2024E EPS accretion • Largely unlevered Broadmark portfolio results in immediate de - leveraging impact • Ability to deploy Broadmark’s excess capital and liquidity into existing businesses that generate mid - teens marginal returns • Improved operating efficiency via meaningful expense synergies and spreading of fixed costs over a larger equity base Benefits to Broadmark Stakeholders • Significant premium to existing share price (approximately 41% 1 based on closing share price) • 100% Ready Capital stock consideration increases shareholder liquidity and provides upside as combined company migrates to more attractive P/TBV multiples • Benefit from a higher and more consistent dividend • Multifaceted investment strategy generates attractive risk - adjusted yields and diversifies risk • Access to extensive expertise and resources of Ready Capital’s external manager, Waterfall Asset Management, which has a proven track record of successfully integrating and scaling platforms 1. Based on BRMK closing stock price on February 24, 2023. x x x x x x x x x x

($ in millions) Unrestricted Cash $164 $219 $55 Unencumbered Assets 1 $1,069 $2,094 $1,025 Total Shareholders’ Equity 2 $1,890 $2,791 $901 Recourse Debt / Equity 1.5 x 1.0 x (0.5 x) Total Debt / Equity 5.1x 3.4x (1.7x) 17 Robust Liquidity Supported by Diversified Access to Funding Transaction provides access to a largely unencumbered portfolio and liquid balance sheet, which is supported by proven asset management and capital markets capabilities. Combined company will seek to optimize the balance sheet through prudent and conservative leverage 1 2 3 4 5 Highly Liquid Balance Sheet • Transaction provides access to an incremental $500+ million in liquidity for the first 12 months post - transaction via BRMK’s existing cash on balance sheet, portfolio run - off, and secured leverage opportunities for the existing portfolio Standalone Pro Forma Note: Financial data as of December 31, 2022. 1. Includes unrestricted cash, unencumbered loans and securities, and select other assets. 2. Includes transaction expenses. Increase / (Decrease)

$6.8 $4.5 $3.1 $2.8 $2.5 $2.4 $1.9 $1.6 $1.6 $1.5 $1.4 $1.3 $0.9 $0.7 STWD BXMT ABR Combined CMTG ARI RC FBRT KREF LADR BRSP TRTX BRMK ACRE 18 Significantly Enhanced Scale Pro - Forma Equity Base ($ in billions) 1 2 3 4 5 Combined Equity of $2.8B 1 Note: Financial data as of most recently reported period. 1. Includes transaction expenses.

19 Operational Leverage • Ability to leverage external manager to receive economic benefit in excess of management fee • Eliminate redundant public company - related costs • Ability to spread fixed costs of business over larger equity base • Growth in equity exceeding growth in fixed costs leads to lower OpEx ratios PRIVATE CREDIT External Manager Public Company Costs Leverage Combined Shared Services Best Practices Larger Equity Base • Utilize best practices across both companies • Leverage best components of each company’s tech stack to drive operational growth • Ability to combine functions to realize operational and cost efficiencies Significant Operational Leverage • Leverage Waterfall’s capital markets, legal, investment and HR capabilities at lower costs than insourcing A combination of Ready Capital & Broadmark leads to significant value creation for shareholders via both economic and operational leverage associated with the combined business 1 2 3 4 5

20 Proven Acquisition and Integration Track Record Announcement Date October 31, 2016 November 8, 2018 October 31, 2019 December 9, 2020 August 3, 2021 March 16, 2022 February 27, 2023 Structure Reverse Merger Merger Acquisition Merger Acquisition Merger Merger Industry Subsector Residential Mortgage Banking & Investing SBC Lending and Investing Small Business Lending Technology Residential Mortgage Multifamily Affordable Housing Commercial Mortgage Commercial Mortgage Highlights x Provided Access to Public Markets x Created the Only SBC - focused Public Specialty Finance Company at the Time x Accelerated Growth in SBC Lending x Expanded Capital Base to Over $750MM to Support SBC Lending Growth Targets x Increased Efficiency and Product Offerings x Expanded Platform to Small Businesses and Improved Lending Platform Efficiency x Increased Scale and Liquidity x Enabled Efficiencies to Support Growth into a Diversified, Industry - Leading Mortgage REIT x Increased Diversification and Growth x Expanded Capabilities and Demonstrated Commitment to Affordable Housing x Increased Scale and Diversification x Expanded Capital Base to Over $1.9B and Expanding Platform into Construction Finance x Synergistic Transaction that Enhances Scale, Liquidity, and Capabilities x Expanded Capital Base to $2.8B, creating the 4 th Largest Commercial Mortgage REIT Ready Capital is among the most active and successful acquirers in the MREIT sector, having completed six transactions since 2016, including three public company mergers Highly diversified portfolio yielding compelling growth opportunities Differentiated scale and strong origination volume driving attractive ROEs History of seamlessly integrating acquisitions Ready Capital’s Multidimensional Platform Offers Unique Value Proposition 1 2 3 4 5

-80% -60% -40% -20% 0% 20% 40% 60% Nov-18 May-19 Nov-19 May-20 Nov-20 May-21 Nov-21 May-22 Nov-22 21 $1.3 billion of Debt Capital Raised and $11.8 billion securitized across 35 RC Securitizations Total Return Since Ready Capital / Owens Merger (November 8, 2018) 261% Growth in Distributable Earnings between 3Q18 and 3Q22 185% Growth in annual Origination Volume between 2018 and 2021 The transaction provides additional scale, capital, and capabilities to continue the execution of Ready Capital’s differentia ted commercial real estate lending strategy that has been successfully built in large part due successful acquisitions Announcement November 8, 2018 Announcement October 31, 2019 1 2 3 4 5 Announcement December 7, 2020 Announcement November 4, 2021 31% (18%) MORT 1 Source: FactSet. Note: Market data as of February 24, 2023. 1. Represents VanEck Mortgage REITR Income ETF. Announcement August 3, 2021 (32%) Generation of Shareholder Value